[LOGO]  THE     [_] MONY Life Insurance     [_] MONY Life Insurance   Foreign Residence and Travel
        MONY    Company                     Company of America        Supplement
        GROUP   1740 Broadway               1740 Broadway
                New York, NY 10019          New York, NY 10019        Form No. FOREIGN-GV (4/2003)

Policy Number ____________  Name _______________   [_] Insured   [_] Joint Insured   [_] Spouse

Foreign Residence and Travel Supplement Forming Part of Application for
Insurance

1 Are you a citizen of the U.S.?        [_] Yes   [_] No

2 If "no", specify:

  a. Current citizenship (if dual citizenship, list all countries)______________

  b. Date of entry into the U.S. ________________mm/yyyy

  c. Current resident status: [_] Immigrant (Permanent) [_] Non-Immigrant (Temporary)

  d. From Alien Registration Receipt Card (Green Card), Temporary Resident Card, or Employment Authorization Card, provide:

       i. Issue Date ___________________  ii. Expiration Date ________________
       iii. Alien Number _______________

  e. If you are a Non-Immigrant resident, from your I-94 Arrival/Departure record, provide:

       i. Visa symbol (e.g. A-1, C-2, L-1, etc.) ___________________  ii. I-94
          expiration date_______________________

3 Have you traveled or resided outside the U.S. for any period in the past 3
  years?        [_] Yes      [_] No

  If "yes", provide details of every stay outside the U.S. in the past 3 years:

---------------------------------------------------------------------------------------------------------
  Country       City/Location         Residence/Travel Dates               Purpose of Residence/ Trip
                                Departure from U.S./ Return to U.S.
                                      mm/yyyy          mm/yyyy
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

4 Do you plan to travel or reside outside the U.S. in the next 2 years?
  [_] Yes      [_] No

  If "yes", provide details for every planned stay outside the U.S. in the next 2 years:

---------------------------------------------------------------------------------------------------------
  Country       City/Location         Residence/Travel Dates               Purpose of Residence/ Trip
                                Departure from U.S./ Return to U.S.
                                      mm/yyyy          mm/yyyy
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

5 Please add any additional information regarding past or future travel/residency that you believe was not adequately covered above:

  ______________________________________________________________________________

  ______________________________________________________________________________

  ______________________________________________________________________________

  I represent that the statements and answers in this Supplement are true and complete.

  Date ________________________

  Signature of Insured/Joint Insured/Spouse_____________________________________

  Signature of Financial Professional/Insurance Broker__________________________